                                                          Two World Trade Center
                                                        New York, New York 10048
TCW/DW Term Trust 2003
Letter to the Shareholders o September 30, 2001

Dear Shareholder:

For the six-month period ended September 30, 2001, the net asset value of TCW/DW Term Trust 2003 increased from $10.75 to $11.09 per share. Based on this change, and including reinvestment of dividends totaling $0.282 per share, the Trust's total return for the period was 6.71 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $10.13 to $10.55. Based on this change and including reinvestment of dividends, the Trust's total return for the period was 7.02 percent.


The Market

The pronounced slowdown in the U.S. economy over the past 12 months has been the underlying cause of a rally in the U.S. Treasury market. So far this year, the Federal Reserve Board has reduced interest rates nine times and by 350 basis points (including a 50-basis point cut on October 16, 2001). Short-term Treasury yields have benefited the most from the rate cuts, with yields on three- and six-month Treasuries down almost 200 basis points since the end of March. However, the yield on the 10-year U.S. Treasury has fallen only 33 basis points during this period. The Federal Reserve's commitment to stabilizing financial markets was swiftly demonstrated after the terrorist attacks on September 11, with the implementation of a 50-basis-point rate cut and an unprecedented increase in temporary reserves. In the immediate aftermath of the attacks, economic activity in the U.S. came temporarily to a halt, as consumer confidence and spending plummeted and people stayed home. Many analysts have since predicted that the U.S. economy may suffer a recession.

Bond trading resumed within a couple of days of the attacks, although liquidity and trading hours were somewhat curtailed. Treasuries rallied in a flight to quality with the shorter maturities benefiting the most from the 50-basis-point rate cut and large stock-market declines. Trading in generic mortgage pass-through securities returned to near normal conditions within one week of the attacks. Prices of mortgages rose, in sharp contrast to prices in the credit sectors of the fixed-income market, which fell sharply. The high credit quality of the mortgage market contributed to its rapid recovery, as the vast majority of mortgage securities were issued by the U.S. government and its agencies or rated AAA. However, the mortgage market is now facing another wave of refinancing activity. The housing sector has been strong all year and mortgage rates have recently fallen below 7.00 percent again. The MBA Refi Index jumped above 2700 in the final weeks of September, close to the highs seen nine months ago. Consumer response to refinancing opportunities has been heightened by technological improvements and media coverage.

TCW/DW Term Trust 2003
Letter to the Shareholders o September 30, 2001 continued

The Portfolio

According to TCW Investment Management Company, the Fund's adviser, approximately 68.7 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 19 percent is invested in inverse floating-rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately
12.3 percent of the Trust's portfolio is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. The remaining assets are invested in cash and other short securities. At September 30, 2001 the Trust's degree of leverage (the ratio of debt to assets) was less than 16 percent of total portfolio assets.


Looking Ahead

While the full impact of the terrorist attacks on the U.S. economy and psyche has yet to be determined, most economists believe that the nation's long-term prospects remain bright. Within this context, TCW believes that the mortgage sector is positioned to perform well. The mortgage sector provides investors with both high levels of liquidity and credit quality. Spreads between mortgages and Treasuries are currently above historic norms, enhancing expected returns in both rising and falling interest-rate environments. In TCW's view, today's steeper yield curve should also reward investors with wider spreads relative to Treasuries as mortgage securities shorten and roll down the curve. Although prepayment rates are expected to increase as a result of the decline in Treasury rates, TCW believes that this prepayment risk is manageable. TCW's investment strategy has always emphasized call protection and the adviser strives to maintain a higher level of call protection than the generic mortgage market. This emphasis seeks to reduce portfolio exposure to prepayment and reinvestment rate risk. As always, the Trust remains invested in the highest tiers of credit quality, with the vast majority of holdings issued by the U.S. government and its agencies and instrumentalities.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 1,932,900 shares of common stock at a weighted average price discount of 5.27 percent.

TCW/DW Term Trust 2003
Letter to the Shareholders o September 30, 2001 continued

We appreciate your ongoing support of TCW/DW Term Trust 2003 and look forward to continuing to serve your investment needs.



Very truly yours,


[GRAPHIC OMITTED]                        [GRAPHIC OMITTED]



Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President

TCW/DW Term Trust 2003
Results of Special Meeting


On June 26, 2001, a special meeting of shareholders of TCW/DW Term Trust 2003 was held for the purpose of voting on the following proposal:

(1) Approval of a new Investment Advisory Agreement between the Trust and TCW Investment Management Company, a wholly owned subsidiary of The TCW Group, Inc., in connection with the proposed acquisition of a controlling interest in The TCW Group by Soci-t- G-n-rale Asset Management, S.A., a wholly owned subsidiary of Soci-t- G-n-rale, S.A.:



   For .............   55,941,041
   Against .........   1,072,119
   Abstain .........   1,240,191

TCW/DW Term Trust 2003
Portfolio of Investments o September 30, 2001 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                     COUPON        MATURITY
 THOUSANDS                                                                      RATE           DATE           VALUE
-----------                                                                 -------------   ----------- -----------------
            Collateralized Mortgage Obligations (99.3%)
            U.S. Government Agencies (68.3%)
  $ 2,802   Federal Home Loan Mortgage Corp. 1409 S (PAC) .................    16.45+%       11/15/07   $    3,560,788
   66,380   Federal Home Loan Mortgage Corp. 1465 G (PAC) ++ ..............     7.00         12/15/07       69,062,341
    7,302   Federal Home Loan Mortgage Corp. 1507 L ++ ....................     7.00         10/15/22        7,439,572
    9,700   Federal Home Loan Mortgage Corp. 1522 K .......................     6.50         12/15/22        9,764,133
      860   Federal Home Loan Mortgage Corp. 1524 SA ......................     8.50+        05/15/08          877,172
       49   Federal Home Loan Mortgage Corp. 1535 B .......................     7.00         01/15/23           49,317
    3,200   Federal Home Loan Mortgage Corp. 1539 SA ......................     8.762+       06/15/08        3,438,922
   39,093   Federal Home Loan Mortgage Corp. 1542 N (PAC) .................     7.00         01/15/22       41,287,917
   38,223   Federal Home Loan Mortgage Corp. 1543 UG (PAC) ++ .............     7.00         01/15/23       39,320,785
   17,005   Federal Home Loan Mortgage Corp. 1544 M .......................    12.22+        07/15/08       19,172,851
    2,213   Federal Home Loan Mortgage Corp. 1556 SA ......................    10.472+       08/15/13        2,384,273
   11,972   Federal Home Loan Mortgage Corp. 1563 SA ......................     8.779+       08/15/08       12,704,941
    2,677   Federal Home Loan Mortgage Corp. 1565 IB (TAC) ................     9.425+       08/15/08        2,717,473
    7,495   Federal Home Loan Mortgage Corp. 1576 SA ......................     6.074+       09/15/08        7,680,131
   32,363   Federal Home Loan Mortgage Corp. 1602 PW (PAC) ................     6.50         12/15/21       33,922,214
    1,183   Federal Home Loan Mortgage Corp. 1604 S .......................    11.347+       11/15/08        1,210,441
       72   Federal Home Loan Mortgage Corp. 1606 KD (PAC) ................    13.723+       11/15/08           74,745
   25,243   Federal Home Loan Mortgage Corp. 1993 G .......................     7.00+        12/25/21       25,694,830
    6,710   Federal National Mortgage Assoc. 1993-101 SA (TAC) ............     9.227+       06/25/08        7,372,547
    6,394   Federal National Mortgage Assoc. 1993-101 SB (TAC) ............    11.38+        06/25/08        7,083,854
    3,383   Federal National Mortgage Assoc. 1993-114 SC ..................     9.00+        07/25/08        3,519,666
   27,497   Federal National Mortgage Assoc. 1993-121 B ...................     7.00         03/25/23       27,881,221
   19,250   Federal National Mortgage Assoc. 1993-135 S ...................     9.749+       07/25/08       17,649,748
    1,757   Federal National Mortgage Assoc. 1993-135 SB ..................    10.864+       06/25/08        1,623,393
   22,122   Federal National Mortgage Assoc. 1993-141 B ...................      7.00        04/25/23       22,536,875
       52   Federal National Mortgage Assoc. 1993-141 SA ..................     10.00+       03/25/23           55,729
   18,157   Federal National Mortgage Assoc. 1993-165 SM (TAC) ............     13.243+      05/25/23       18,598,694
    3,015   Federal National Mortgage Assoc. 1993-173 S ...................     10.05+       09/25/08        3,301,405
   51,855   Federal National Mortgage Assoc. 1993-21 H (PAC) ++ ...........      7.00        03/25/22       53,001,276
    6,967   Federal National Mortgage Assoc. 1993-20 L ....................      7.00        12/25/22        7,053,889
   22,804   Federal National Mortgage Assoc. 1993-206 N ...................      6.50        11/25/23       23,205,169
    1,855   Federal National Mortgage Assoc. 1993-233 J ...................      6.00        06/25/08        1,886,155
   15,398   Federal National Mortgage Assoc. 1993-41C (PAC) ...............      7.00        03/25/21       16,037,582
    6,308   Federal National Mortgage Assoc. 1993-63 SD (TAC) .............     9.148+       05/25/08        6,166,081
    4,744   Federal National Mortgage Assoc. 1993-65 SC ...................     9.026+       06/25/12        4,861,211
   12,251   Federal National Mortgage Assoc. 1993-72 SA ...................     9.133+       05/25/08       11,922,422

                       See Notes to Financial Statements

TCW/DW Term Trust 2003
Portfolio of Investments o September 30, 2001 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                            COUPON        MATURITY
 THOUSANDS                                                                              RATE          DATE           VALUE
-----------                                                                         ------------   ----------- -----------------
  $ 9,852   Federal National Mortgage Assoc. 1993-72 S ............................    8.75+%        05/25/08   $   10,452,200
    3,725   Federal National Mortgage Assoc. 1993-86 SD ...........................   10.514+        05/25/08        3,895,002
    9,019   Federal National Mortgage Assoc. 1993-93 SA ...........................   10.664+        05/25/08        9,732,311
    9,055   Federal National Mortgage Assoc. 1993-95 SE ...........................   10.756         06/25/08       10,058,995
    8,259   Federal National Mortgage Assoc. 1993-98 N ............................     7.00         06/25/23        8,705,724
    7,585   Federal National Mortgage Assoc. 1993-196 SA ..........................    10.22+        10/25/08        7,516,511
   22,986   Federal National Mortgage Assoc. G 1993-26 A ..........................     7.00         07/25/23       23,596,932
                                                                                                                --------------
            Total U.S. Government Agencies (Cost $559,978,213)..............................................       588,077,438
                                                                                                                --------------
            Private Issues (31.0%)
    7,165   Bear Stearns Mortgage Securities Inc. 1993-6 A7 (PAC) .................     7.10         06/25/24        7,234,842
   14,026   Bear Stearns Mortgage Securities Inc. 1993-8 A7 (PAC) .................     7.50         08/25/24       14,886,705
   54,416   Bear Stearns Mortgage Securities Inc. 1993-8 A11 (TAC) ................     7.50         08/25/24       55,922,725
   25,800   Chase Mortgage Finance Corp.1993-G A10 (PAC) ..........................     7.00         05/25/24       26,832,000
    4,302   First Boston Mortgage Securities Corp. 1993-5 A15 .....................     7.30         03/25/09        4,563,794
   36,683   General Electric Capital Mortgage Services, Inc. 1994-1 A8 ............     6.50         01/25/24       37,406,235
   14,252   Prudential Home Mortgage Securities 1993-23 A12 (PAC) .................     6.50         07/25/08       14,728,444
   19,225   Prudential Home Mortgage Securities 1993-35 A12 .......................     6.75         09/25/08       19,819,482
   18,000   Prudential Home Mortgage Securities 1993-60 A3 (PAC) ..................     6.75         12/25/23       18,720,000
    4,673   Residential Funding Mortgage Securities I 1997-S12 A12 (PAC) ..........     6.75         08/25/27        4,686,152
   36,408   Residential Funding Mortgage Securities I 1993-S40 A8 (TAC) ...........     6.75         11/25/23       37,864,449
    5,315   Ryland Mortgage Securities Corp. 1993-3 7 (PAC) .......................     6.712        08/25/08        5,432,901
   18,269   Salomon Brothers Mortgage Securities VII Inc. 1993-5 A4 ...............     7.287*       09/25/23       18,845,658
                                                                                                               --------------
            Total Private Issues ($256,151,332).............................................................       266,943,387
                                                                                                               --------------
            Total Collateralized Mortgage Obligations (Cost $816,129,545)...................................       855,020,825
                                                                                                               --------------
            U.S. Government Agency Mortgage Pass-Through Securities (4.0%)
    4,298   Federal Home Loan Mortgage Corp. PC Gold ..............................  6.00           06/01/08        4,437,031
    1,059   Federal National Mortgage Assoc. ......................................  5.50           02/01/09        1,077,577
    5,758   Federal National Mortgage Assoc. ......................................  6.85           07/01/30        5,930,299
   12,344   Federal National Mortgage Assoc. ......................................  6.898          08/01/30       12,653,882
    1,213   Federal National Mortgage Assoc. ......................................  7.00           08/01/08        1,267,155
    4,154   Federal National Mortgage Assoc. ......................................  7.264          07/01/30        4,252,867
    4,850   Federal National Mortgage Assoc. ......................................  7.416          07/01/30        4,964,855
                                                                                                               --------------
            Total U.S. Government Agency Mortgage Pass-Through Securities
            (Cost $33,481,104)..............................................................................       34,583,666
                                                                                                               --------------

                       See Notes to Financial Statements

TCW/DW Term Trust 2003
Portfolio of Investments o September 30, 2001 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                       COUPON       MATURITY
 THOUSANDS                                                                         RATE         DATE           VALUE
-----------                                                                     ----------   ----------- -----------------
            Tax-Exempt Municipal Bonds (13.9%)
            Educational Facilities Revenue (3.6%)
$  5,000    Maricopa County Unified School District # 41, Arizona, Gilbert Refg
            (FGIC) ............................................................    0.00%       01/01/03   $    4,840,100
  11,445    Houston Independent School District, Texas, Refg ..................    0.00        08/15/04       10,483,391
            Spring Independent School District, Texas,
   8,205    Refg Ser 1993 .....................................................    0.00        02/15/03        7,907,815
   8,100    Refg Ser 1993 .....................................................    0.00        02/15/04        7,533,324
                                                                                                          --------------
                                                                                                              30,764,630
                                                                                                          --------------
            Electric Revenue (3.3%)
  12,840    Austin, Texas, Combined Ser A (MBIA) ..............................    0.00        11/15/02       12,476,413
  17,500    San Antonio, Texas, Electric & Gas Refg Ser A (Ambac) .............    0.00        02/01/04       16,321,375
                                                                                                          --------------
                                                                                                              28,797,788
                                                                                                          --------------
            General Obligation (4.2%)
  19,650    North Slope Boro, Alaska, Ser 1992 A (MBIA) .......................    0.00        06/30/02       19,301,802
   5,000    Scottsdale, Arizona, Refg (Secondary MBIA) ........................    0.00        07/01/04        4,608,250
            Port of Oakland, California,
   3,000    Refg Ser 1993 F (MBIA) ............................................    0.00        11/01/03        2,839,260
   3,500    Refg Ser 1993 F (MBIA) ............................................    0.00        11/01/04        3,197,040
   6,500    New Orleans, Louisiana, Refg (Ambac) ..............................    0.00        09/01/04        5,949,255
                                                                                                          --------------
                                                                                                              35,895,607
                                                                                                          --------------
            Hospital Revenue (1.1%)
  10,000    California Statewide Communities Development Authority,
            UniHealth Ser A (Ambac) ...........................................    0.00        10/01/04        9,183,900
                                                                                                          --------------
            Other Revenue (0.6%)
   5,460    Rosemont, Illinois, Tax Increment Ser C-3 (FGIC) ..................    0.00        12/01/03        5,153,912
                                                                                                          --------------
            Water & Sewer Revenue (1.1%)
  10,000    Houston Texas, Water & Sewer Jr Lien Ser C (Ambac) ................    0.00        12/01/03        9,437,400
                                                                                                          --------------
            Total Tax-Exempt Municipal Bonds (Cost $113,112,199)......................................       119,233,237
                                                                                                          --------------

                       See Notes to Financial Statements

TCW/DW Term Trust 2003
Portfolio of Investments o September 30, 2001 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                        COUPON      MATURITY
 THOUSANDS                                                         RATE         DATE           VALUE
-----------                                                     ----------   ----------- ----------------
              Short-Term Investment (a) (0.6%)
              Commercial Paper
              Air Freight/Couriers
$  5,378      United Parcel Service (Cost $5,378,000)..........    3.25%       10/02/01    $  5,377,029
                                                                                          -------------

              Total Investments (Cost $968,100,848) (b)...................      117.8 %   1,014,214,757

              Liabilities in Excess of Other Assets ......................      (17.8)     (153,162,733)
                                                                                -----     -------------

              Net Assets .................................................      100.0 %    $861,052,024
                                                                                =====     =============

------------
PC       Participation Certificate.
PAC      Planned Amortization Class.
TAC      Targeted Amortization Class.
 + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
 ++ Some or all of these securities are pledged in connection with reverse repurchase agreements.
 *       Floating rate security. Rate shown is the rate in effect at September
         30, 2001.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.The aggregate gross unrealized appreciation is $47,518,135 and the aggregate gross unrealized depreciation is $1,404,226, resulting in net unrealized appreciation of $46,113,909.


Bond Insurance:
--------------
Ambac    Ambac Assurance Corporation.
FGIC     Financial Guaranty Insurance Company.
MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

TCW/DW Term Trust 2003
Financial Statements

Statement of Assets and Liabilities
September 30, 2001 (unaudited)



Assets:
Investments in securities, at value
 (cost $968,100,848) ...........................................................    $1,014,214,757
Cash ...........................................................................         3,223,667
Receivable for:
  Interest .....................................................................         5,368,714
  Principal paydown ............................................................         1,096,155
Prepaid expenses ...............................................................            18,448
                                                                                    --------------
  Total Assets .................................................................     1,023,921,741
                                                                                    --------------
Liabilities:
Reverse repurchase agreements ..................................................       162,120,000
Payable for:
  Management fee ...............................................................           274,823
  Investment advisory fee ......................................................           183,215
  Interest .....................................................................            84,899
  Shares of beneficial interest repurchased ....................................            52,605
Accrued expenses ...............................................................           154,175
Contingencies (Note 9) .........................................................                 -
                                                                                    --------------
  Total Liabilities ............................................................       162,869,717
                                                                                    --------------
  Net Assets ...................................................................    $  861,052,024
                                                                                    ==============
Composition of Net Assets:
Paid-in-capital ................................................................    $  752,869,254
Net unrealized appreciation ....................................................        46,113,909
Accumulated undistributed net investment income ................................        65,440,014
Accumulated net realized loss ..................................................        (3,371,153)
                                                                                    --------------
  Net Assets ...................................................................    $  861,052,024
                                                                                    ==============
  Net Asset Value Per Share,
  77,638,080 shares outstanding (unlimited shares authorized of $.01 par value)     $        11.09
                                                                                    ==============



                       See Notes to Financial Statements

TCW/DW Term Trust 2003
Financial Statements continued

Statement of Operations
For the six months ended September 30, 2001 (unaudited)



Net Investment Income:
Interest Income ...............................    $38,143,807
                                                   -----------
Expenses
Management fee ................................      1,666,563
Investment advisory fee .......................      1,111,042
Transfer agent fees and expenses ..............         96,476
Professional fees .............................         33,592
Registration fees .............................         33,579
Insurance expenses ............................         32,812
Shareholder reports and notices ...............         30,978
Custodian fees ................................          9,470
Trustees' fees and expenses ...................          6,854
Other .........................................          9,236
                                                   -----------
  Total Operating Expenses ....................      3,030,602
Interest expense ..............................      5,073,561
                                                   -----------
  Total Expenses ..............................      8,104,163
                                                   -----------
  Net Investment Income .......................     30,039,644
                                                   -----------
Net Realized and Unrealized Gain (Loss):
Net realized loss .............................        (24,007)
Net change in unrealized depreciation .........     17,285,096
                                                   -----------
  Net Gain ....................................     17,261,089
                                                   -----------
Net Increase ..................................    $47,300,733
                                                   ===========



                       See Notes to Financial Statements

TCW/DW Term Trust 2003
Financial Statements continued

Statement of Changes in Net Assets




                                                                                   FOR THE SIX       FOR THE YEAR
                                                                                  MONTHS ENDED          ENDED
                                                                               SEPTEMBER 30, 2001   MARCH 31, 2001
                                                                              -------------------- ---------------
                                                                                 (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income .......................................................    $  30,039,644      $  52,168,908
Net realized loss ...........................................................          (24,007)          (297,559)
Net change in unrealized depreciation .......................................       17,285,096         61,485,693
                                                                                 -------------      -------------
  Net Increase ..............................................................       47,300,733        113,357,042
Dividends to shareholders from net investment income ........................      (22,130,725)       (48,052,393)
Decrease from transactions in shares of beneficial interest .................      (19,755,734)       (40,984,206)
                                                                                 -------------      -------------
  Net Increase ..............................................................        5,414,274         24,320,443
Net Assets:
Beginning of period .........................................................      855,637,750        831,317,307
                                                                                 -------------      -------------
End of Period
(Including accumulated undistributed net investment income of $65,440,014 and
$57,531,095, respectively) ..................................................    $ 861,052,024      $ 855,637,750
                                                                                 =============      =============



                       See Notes to Financial Statements

TCW/DW Term Trust 2003
Financial Statements continued

Statement of Cash Flows
For the six months ended September 30, 2001



Increase (Decrease) in Cash:
Cash Flows Provided by Operating Activities:
Net investment income ....................................................................    $   30,039,644
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivables and other assets related to operations ...........................           320,267
Decrease in payables related to operations ...............................................          (842,015)
Net amortization of discount/premium .....................................................        (3,599,230)
                                                                                              --------------
  Net Cash Provided by Operating Activities ..............................................        25,918,666
                                                                                              --------------
Cash Flows Provided by Investing Activities:
Principal sales/prepayments of investments ...............................................       148,692,229
Net sales of short-term investments ......................................................        (3,161,702)
                                                                                              --------------
  Net Cash Provided by Investing Activities ..............................................       145,530,527
                                                                                              --------------
Cash Flows Used for Financing Activities:
Net payments for shares of beneficial interest repurchased ...............................       (20,310,801)
Net payments for maturities of reverse repurchase agreements .............................      (125,784,000)
Dividends to shareholders from net investment income .....................................       (22,130,725)
                                                                                              --------------
  Net Cash Used for Financing Activities .................................................      (168,225,526)
                                                                                              --------------
Net Increase in Cash .....................................................................         3,223,667
                                                                                              --------------
Cash Balance at Beginning of Period ......................................................                 -
                                                                                              --------------
Cash Balance at End of Period ............................................................    $    3,223,667
                                                                                              ==============
Cash paid during the period for interest .................................................    $    5,860,914
                                                                                              ==============


                       See Notes to Financial Statements

TCW/DW Term Trust 2003
Notes to Financial Statements o September 30, 2001 (unaudited)


1. Organization and Accounting Policies

TCW/DW Term Trust 2003 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on January 20, 1993 and commenced operations on April 29, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2003 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees;
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW Term Trust 2003
Notes to Financial Statements o September 30, 2001 (unaudited) continued

D. Dividends and Distributions to Shareholders - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. Management/Investment Advisory Agreements

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.


Pursuant to an Investment Advisory Agreement, the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.


3. Security Transactions and Transactions with Affiliates

The cost of proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended September 30, 2001 were as follows:


                                                                SALES/PREPAYMENTS
                                                               ------------------
U.S. Government Agencies ...................................      $136,926,641
Private Issue Collateralized Mortgage Obligations ..........        12,861,743

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 2001, the Trust had transfer agent fees and expenses payable of approximately $17,300.

TCW/DW Term Trust 2003
Notes to Financial Statements o September 30, 2001 (unaudited) continued

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:




                                                                                     CAPITAL
                                                                                     PAID IN
                                                                    PAR VALUE       EXCESS OF
                                                      SHARES        OF SHARES       PAR VALUE
                                                 ---------------   -----------   ---------------
Balance, March 31, 2000 ......................      83,895,940      $ 838,959     $ 812,770,235
Treasury shares purchased and retired
 (weighted average discount 7.00%)* ..........      (4,324,960)       (43,249)      (40,940,957)
                                                    ----------      ---------     -------------
Balance, March 31, 2001 ......................      79,570,980        795,710       771,829,278
Treasury shares purchased and retired
 (weighted average discount 5.27%)* ..........      (1,932,900)       (19,329)      (19,736,405)
                                                    ----------      ---------     -------------

Balance, September 30, 2001 ..................      77,638,080      $ 776,381     $ 752,092,873
                                                    ==========      =========     =============

------------
*     The Trustees have voted to retire the shares purchased.


5. Federal Income Tax Status

At March 31, 2001 the Trust had a net capital loss carryover of approximately $3,319,000 of which $2,754,000 will be available through March 31, 2003 and $565,000 will be available through the termination date of the Trust to offset future capital gains to the extent provided by regulations. To the extent that this carryover loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.


6. Reverse Repurchase and Dollar Roll Agreements

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 2001, securities valued at $168,249,059, were pledged as collateral.

At September 30, 2001, the reverse repurchase agreements outstanding were $162,120,000 with a weighted interest rate of 2.8% maturing within 26 days. The maximum and average daily amounts outstanding during the period were $278,050,000, and $122,834,100, respectively. The weighted average interest rate during the period was 4.13%.

TCW/DW Term Trust 2003
Notes to Financial Statements o September 30, 2001 (unaudited) continued

7. Dividends

The Trust declared the following dividends from net investment income:





      DECLARATION          AMOUNT PER          RECORD             PAYABLE
         DATE                SHARE              DATE                DATE
----------------------   -------------   -----------------   -----------------
  September 25, 2001        $ 0.047      October 5, 2001     October 19, 2001

8. Change in Accounting Policy

Effective April 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust.


9. Litigation

Four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." The case has been settled subject to judicial approval following a fairness hearing. On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiff's motion to remand the action to the state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999.

TCW/DW Term Trust 2003
Notes to Financial Statements o September 30, 2001 (unaudited) continued

The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied January 27, 2000. The case was subsequently removed to Florida state court and the litigation remains pending. The Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW Term Trust 2003
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                FOR THE SIX
                                               MONTHS ENDED
                                            SEPTEMBER 30, 2001*
                                           --------------------
                                                (unaudited)
Selected Per Share Data:
Net asset value, beginning of period .....       $10.75
                                                 ------
Income (loss) from investment
 operations:
 Net investment income ...................         0.44
 Net realized and unrealized gain
  (loss) .................................         0.17
                                                 ------
Total income from investment
 operations ..............................         0.61
                                                 ------
Less dividends from net investment
 income ..................................        (0.28)
                                                 ------
Anti-dilutive effect of acquiring
 treasury shares .........................         0.01
                                                 ------
Net asset value, end of period ...........       $11.09
                                                 ======
Market value, end of period ..............       $10.55
                                                 ======
Total Return+ ............................         7.02%(1)

Ratios to Average Net Assets:
Operating expenses .......................         0.71%(2)
Interest expense .........................         1.19%(2)
Total expenses ...........................         1.90%(2)
Net investment income ....................         7.03%(2)

Supplemental Data:
Net assets, end of period, in
 thousands ...............................     $861,052
Portfolio turnover rate ..................          -



                                                               FOR THE YEAR ENDED MARCH 31,
                                           --------------------------------------------------------------------
                                               2001*        2000*          1999          1998          1997
                                           ------------ ------------- ------------- ------------- -------------
Selected Per Share Data:
Net asset value, beginning of period .....    $ 9.91      $10.36        $10.11        $ 8.97         $ 8.88
                                              ------      ------        ------        ------         ------
Income (loss) from investment
 operations:
 Net investment income ...................      0.63        0.73          0.74          0.70           0.70
 Net realized and unrealized gain
  (loss) .................................      0.76       (0.57)         0.09          1.01          (0.10)
                                               -----      ------        ------        ------         ------
Total income from investment
 operations ..............................      1.39        0.16          0.83          1.71           0.60
                                               -----      ------        ------       -------         ------
Less dividends from net investment
 income ..................................     (0.59)      (0.64)       (0.63)        (0.63)          (0.59)
                                              ------      ------       ------        ------          ------
Anti-dilutive effect of acquiring
 treasury shares .........................      0.04         0.03        0.05          0.06            0.08
                                              ------       ------      ------        ------          ------
Net asset value, end of period ...........    $10.75       $ 9.91      $10.36        $10.11          $ 8.97
                                              ======       ======      ======        ======          ======
Market value, end of period ..............    $10.13      $ 8.875      $9.375        $9.063          $7.875
                                              ======      =======      ======        ======          ======
Total Return+ ............................     21.43%        1.46%      10.56%        23.65%          17.22%
Ratios to Average Net Assets:
Operating expenses .......................      0.73%        0.73%       0.74%         0.74%           0.74%
Interest expense .........................      2.62%        2.38%       2.40%         2.54%           2.42%
Total expenses ...........................      3.35%        3.11%       3.14%         3.28%           3.16%
Net investment income ....................      6.21%        7.31%       6.93%         6.97%           7.57%
Supplemental Data:
Net assets, end of period, in
 thousands ...............................  $855,638     $831,317     $905,779     $934,981        $886,618
Portfolio turnover rate ..................         5%           6%         -              2%            -

------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)   Not annualized.
(2)   Annualized.

                       See Notes to Financial Statements

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

MANAGER
Morgan Stanley Services Company Inc.
c/o Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

ADVISER
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017


The financial statement included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.


TCW/DW

TERM TRUST
2003

[GRAPHIC OMITTED]



SEMIANNUAL REPORT
SEPTEMBER 30, 2001